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                           NATIONAL MONEY MARKET FUND
                                  (THE "FUND")
                                  A SERIES OF
                            CASH ACCUMULATION TRUST
                       Supplement Dated October 29, 1997
                       Prospectus dated February 1, 1997

    On October 22, 1997, the Board of Trustees nominated a new slate of Trustees and voted to appoint Prudential Investments Fund Management LLC (PIFM), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, as manager of the Fund and The Prudential Investment Corporation (PIC), also located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, as subadviser to the Fund. The appointment of PIFM and PIC to their respective positions is subject to approval of shareholders of record of the Fund on October 20, 1997 at a meeting to be held on December 11, 1997. If the proposals are approved by shareholders, the change in the manager, the subadviser, and the composition of the Board of Trustees will be effective promptly thereafter.

    PIFM is organized in New York as a limited liability company. As of October 29, 1997, PIFM serves as the manager to 41 open-end investment companies, constituting all of Prudential Mutual Funds, and as manager or administrator to 22 closed-end investment companies with aggregate assets of approximately $59.9 billion.

    PIFM and PIC are wholly-owned subsidiaries of The Prudential Insurance Company of America, a major diversified insurance and financial services company.

    Assuming shareholder approvals are obtained, PIFM would receive a monthly fee as manager of the Fund pursuant to a Management Agreement between the Trust and PIFM based upon the following annual rates: 0.390% of the first $1 billion of net assets; 0.375% of the next $500 million of net assets; 0.350% of the next $500 million of net assets; and 0.325% of net assets in excess of $2 billion. Under a Subadvisory Agreement between PIFM and PIC, PIC would furnish investment advisory services in connection with the management of the Fund and would be reimbursed by PIFM for its reasonable costs and expenses incurred in providing such services. Under the Management Agreement between the Trust and PIFM, PIFM would continue to have responsibility for all investment advisory services and would supervise PIC's performance of such services.